EXHIBIT 99.2

FOURTH QUARTER 2008

Supplemental Operating and Financial Data

Camden Whispering Oaks - Houston, TX
274 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

Camden Property Trust Announces Fourth Quarter
and Full Year 2008 Operating Results

HOUSTON--(BUSINESS WIRE)--February 9, 2009--Camden Property Trust (NYSE:CPT) announced that its funds from operations (“FFO”) for the fourth quarter of 2008 totaled $0.17 per diluted share or $10.1 million, as compared to $0.94 per diluted share or $57.1 million for the same period in 2007. FFO for the three months ended December 31, 2008 included an $0.88 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.15 per diluted share impact from gains on the repurchase of unsecured senior notes.

FFO for the twelve months ended December 31, 2008 totaled $2.90 per diluted share or $169.6 million, as compared to $3.66 per diluted share or $227.2 million for the same period in 2007. FFO for the twelve months ended December 31, 2008 included an $0.88 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.23 per diluted share impact from gains on the repurchase of unsecured senior notes.

Net Income (“EPS”)

The Company reported a net loss of $34.9 million or $0.63 per diluted share for the fourth quarter of 2008, as compared to net income of $81.0 million or $1.41 per diluted share for the same period in 2007. EPS for the three months ended December 31, 2008 included a $0.93 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.16 per diluted share impact from gains on the repurchase of unsecured senior notes. EPS for the three months ended December 31, 2007 included a $1.17 per diluted share impact from gain on sale of land and discontinued operations, net of minority interest.

For the twelve months ended December 31, 2008, net income totaled $71.0 million or $1.28 per diluted share, as compared to $148.5 million or $2.51 per diluted share for the same period in 2007. EPS for the twelve months ended December 31, 2008 included a $1.50 per diluted share impact from gain on sale of properties including discontinued operations, a $0.93 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.25 per diluted share impact from gains on the repurchase of unsecured senior notes. EPS for the twelve months ended December 31, 2007 included a $1.58 per diluted share impact from gain on sale of land and discontinued operations, net of minority interest.

A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

Same-Property Results

For the 40,340 apartment homes included in consolidated same-property results, fourth quarter 2008 same-property net operating income (“NOI”) declined 2.8% compared to the fourth quarter of 2007, with revenues increasing 1.1% and expenses increasing 8.2%. On a sequential basis, fourth quarter 2008 same-property NOI increased 0.8% compared to the third quarter of 2008, with revenues declining 2.2% and expenses declining 6.7% compared to the prior quarter. On a full-year basis, 2008 same-property NOI declined 0.4%, with revenue growth of 1.5% and expense growth of 4.6% compared to the same period in fiscal year 2007. Same-property physical occupancy levels for the combined portfolio averaged 93.6% during the fourth quarter of 2008, compared to 93.6% in the fourth quarter of 2007 and 94.9% in the third quarter of 2008.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity

During the fourth quarter, lease-up was completed at Camden Royal Oaks in Houston, TX, a $21.1 million project that is currently 92% leased. In addition, the Company completed construction on two projects during the quarter: Camden Cedar Hills in Austin, TX and Camden Whispering Oaks in Houston, TX. As of December 31, 2008, Camden had five wholly-owned apartment communities which were completed and in lease-up: Camden Potomac Yard in Arlington, VA, a $104.5 million project that is currently 72% leased; Camden Summerfield in Landover, MD, a $62.6 million project that is currently 78% leased; Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 66% leased; Camden Cedar Hills in Austin, TX, a $23.6 million project that is currently 84% leased; and Camden Whispering Oaks in Houston, TX, a $27.3 million project that is currently 80% leased. The Company also had two joint venture communities which were completed and in lease-up: Camden College Park in College Park, MD, a $125.3 million project that is currently 66% leased; and Camden Main & Jamboree in Irvine, CA, a $110.1 million project that is currently 88% leased.

The Company has one wholly-owned community and two joint venture communities currently under construction and in lease-up: Camden Dulles Station in Oak Hill, VA, a $77.0 million wholly-owned project that is currently 52% leased; Camden Amber Oaks in Austin, TX, a $40.0 million joint venture project that is currently 20% leased; and Braeswood Place in Houston, TX, a $48.6 million joint venture project that is currently 5% leased. Camden has two additional joint venture communities currently under construction in Houston, TX: Camden Travis Street, a $39.0 million project, and Belle Meade, a $33.2 million project.

In January 2009, Camden announced a reduction in the number of planned development projects it would undertake, which resulted in a $51.3 million non-cash impairment charge during the fourth quarter of 2008. In addition, the Company announced a reduction in its construction and development staff, which will result in a cash charge of approximately $1.0 million for severance costs during the first quarter of 2009. [See press release dated January 26, 2009 for further details.]

Properties Held for Sale

At December 31, 2008, Camden had one operating community held for sale: Camden West Oaks, a 671-home apartment community in Houston, TX.

Debt & Equity Repurchases

During the fourth quarter, Camden repurchased and retired $137.8 million of senior unsecured notes, resulting in an $8.8 million gain on early retirement of debt. During the twelve months ended December 31, 2008, the Company repurchased and retired a total of $191.0 million of senior unsecured notes, resulting in a $13.6 million gain on early retirement of debt.

During the twelve months ended December 31, 2008, Camden repurchased 694,800 common shares for a total of $30.1 million.

Liquidity

As of December 31, 2008, Camden had $444 million available under its $600 million unsecured revolving Line of Credit. After all extension options, the Line of Credit is scheduled to mature in January 2011. The Company anticipates that it may issue approximately $250 million in new secured or unsecured debt during 2009. Camden has $126 million of debt maturities in 2009 and $348 million of debt maturities in 2010. It is anticipated that these debt maturities will be repaid utilizing a combination of the following sources: the Company’s existing Line of Credit, future debt offerings, retained cash flow from operations and property dispositions.

Earnings Guidance

Camden provided initial earnings guidance for 2009 based on its current and expected views of the apartment market and general economic conditions. Full-year 2009 FFO is expected to be $3.15 to $3.45 per diluted share, and full-year 2009 EPS is expected to be $0.05 to $0.35 per diluted share. First quarter 2009 earnings guidance is $0.80 to $0.84 per diluted share for FFO and $0.02 to $0.06 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s initial 2009 earnings guidance is based on projections of same-property revenue declines between 0.5% and 2.5%, expense growth between 5.0% and 6.25%, and NOI declines between 4.5% and 7.5%. Additional information on the Company’s 2009 financial outlook and a reconciliation of expected net income to expected FFO are included in the financial tables accompanying this press release.

Conference Call

The Company will hold a conference call on Tuesday, February 10, 2009 at 10:00 a.m. Central Time to review its fourth quarter and full-year 2008 results and discuss its outlook for future performance. To participate in the call, please dial (800) 860-2442 (domestic) or (412) 858-4600 (international) by 9:50 a.m. Central Time and request the Camden Property Trust Fourth Quarter 2008 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden

Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 181 properties containing 62,903 apartment homes across the United States. Upon completion of five properties under development, the Company’s portfolio will increase to 64,329 apartment homes in 186 properties. Camden was recently named by FORTUNE® Magazine for the second consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2008		2007		2008		2007
Total property revenues (a)	$157,642		$149,465		$624,016		$588,319

EBITDA	88,714		91,920		349,162		354,301

Net income	(34,909)		80,976		70,973		148,457
Per share - basic	(0.63)		1.43		1.28		2.55
Per share - diluted	(0.63)		1.41		1.28		2.51

Income from continuing operations	(35,375)		10,991		(13,705)		41,721
per share - basic	(0.64)		0.19		(0.25)		0.72
per share - diluted	(0.64)		0.19		(0.25)		0.71

Funds from operations	10,104		57,139		169,585		227,153
Per share - diluted	0.17		0.94		2.90		3.66

Dividends per share	0.70		0.69		2.80		2.76
Dividend payout ratio (b)	66.7%		73.4%		74.1%		75.4%

Interest expensed (including discontinued operations)	33,702		31,592		132,865		116,751
Interest capitalized	4,076		5,896		17,718		22,622
Total interest incurred	37,778		37,488		150,583		139,373

Principal amortization	2,366		3,238		11,907		13,709
Preferred dividends & distributions	1,750		1,750		7,000		7,000

Interest expense coverage ratio	2.6	x	2.9	x	2.6	x	3.0	x
Total interest coverage ratio	2.3	x	2.5	x	2.3	x	2.5	x
Fixed charge expense coverage ratio	2.3	x	2.5	x	2.3	x	2.6	x
Total fixed charge coverage ratio	2.1	x	2.2	x	2.1	x	2.2	x

Same property NOI increase (c)	(2.8%)		5.0%		(0.4%)		5.1%
(# of apartment homes included)	40,340		42,089		40,340		42,089

Gross turnover of apartment homes (annualized)	66%		62%		73%		71%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	56%		56%		63%		64%

					As of December 31,
					2008		2007
Total assets					$4,730,342		$4,890,760
Total debt					$2,832,396		$2,828,095
Common and common equivalent shares, outstanding end of period (d)					58,379		59,173
Share price, end of period					$31.34		$48.15
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (e)					$1,599,281		$1,751,265
Market equity value, end of period (e)					$1,929,598		$2,949,180

Debt to total market capitalization ratio					59.5%		49.0%

Unencumbered real estate assets (at cost)
to unsecured debt ratio					204%		199%

(a) Excludes discontinued operations.

(b) Excludes ($0.88) per diluted share from a non-cash impairment on land held for development and pre-development investments recorded in the fourth quarter 2008.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.

(d) Includes at December 31, 2008: 55,434 common shares (including 1 common share equivalent related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,945).

(e) Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2008	2007	2008	2007
Property revenues
Rental revenues	$137,921	$133,080	$547,718	$525,497
Other property revenues	19,721	16,385	76,298	62,822
Total property revenues	157,642	149,465	624,016	588,319

Property expenses
Property operating and maintenance	41,967	38,858	168,883	155,181
Real estate taxes	16,999	14,322	70,032	62,169
Total property expenses	58,966	53,180	238,915	217,350

Non-property income
Fee and asset management income	2,274	1,722	9,167	8,293
Sale of technology investments	-	-	-	623
Interest and other income	1,077	4,047	4,736	8,804
Income (loss) on deferred compensation plans	(13,713)	(1,120)	(33,443)	7,282
Total non-property income (loss)	(10,362)	4,649	(19,540)	25,002

Other expenses
Property management	4,722	4,437	19,910	18,413
Fee and asset management	1,435	1,150	6,054	4,552
General and administrative	7,699	8,514	31,586	32,590
Interest	33,702	31,350	132,399	115,753
Depreciation and amortization	43,300	40,068	171,814	157,297
Amortization of deferred financing costs	837	949	2,958	3,661
Expense (benefit) on deferred compensation plans	(13,713)	(1,120)	(33,443)	7,282
Total other expenses	77,982	85,348	331,278	339,548

Income from continuing operations before gain on sale of properties, gain on early retirement of debt, impairment loss on land,
equity in income of joint ventures, minority interests and income taxes	10,332	15,586	34,283	56,423
Gain on sale of properties, including land	-	-	2,929	-
Gain on early retirement of debt	8,828	-	13,566	-
Impairment loss on land	(51,323)	(1,447)	(51,323)	(1,447)
Equity in income (loss) of joint ventures	(483)	454	(1,265)	1,526
Minority interests
Distributions on perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Income allocated to common units and other minority interests	(652)	(1,374)	(4,052)	(4,729)
Income (loss) from continuing operations before income taxes	(35,048)	11,469	(12,862)	44,773
Income tax expense	(327)	(478)	(843)	(3,052)
Income (loss) from continuing operations	(35,375)	10,991	(13,705)	41,721
Income from discontinued operations	543	2,431	4,480	13,214
Gain (loss) on sale of discontinued operations	(77)	76,063	80,198	107,039
Income from discontinued operations allocated to common units	-	(8,509)	-	(13,517)
Net income (loss)	($34,909)	$80,976	$70,973	$148,457

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income (loss)	($34,909)	$80,976	$70,973	$148,457
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(33,667)	(16,123)	(35,069)	(16,123)
Gain on postretirement obligations	33	-	136	-
Comprehensive income (loss)	($68,543)	$64,853	$36,040	$132,334

PER SHARE DATA
Net income - basic	($0.63)	$1.43	$1.28	$2.55
Net income - diluted	(0.63)	1.41	1.28	2.51
Income from continuing operations - basic	(0.64)	0.19	(0.25)	0.72
Income from continuing operations - diluted	(0.64)	0.19	(0.25)	0.71

Weighted average number of common and
common equivalent shares outstanding:
Basic	55,401	56,782	55,272	58,135
Diluted	55,401	57,613	55,272	59,125

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2008	2007	2008	2007

Net income (loss)	($34,909)	$80,976	$70,973	$148,457
Real estate depreciation and amortization from continuing operations	42,403	39,247	168,264	154,140
Real estate depreciation from discontinued operations	-	1,287	2,745	6,924
Adjustments for unconsolidated joint ventures	1,960	982	7,103	4,934
Income from continuing operations allocated to common units	573	1,444	3,617	4,279
Income from discontinued operations allocated to common units	-	8,509	-	13,517
(Gain) loss on sale of operating properties, net of taxes	-	-	(2,929)	1,184
(Gain) loss on sale of discontinued operations	77	(75,306)	(80,188)	(106,282)
Funds from operations - diluted	$10,104	$57,139	$169,585	$227,153

PER SHARE DATA
Funds from operations - diluted	$0.17	$0.94	$2.90	$3.66
Cash distributions	0.70	0.69	2.80	2.76

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	58,398	60,597	58,528	62,120

PROPERTY DATA
Total operating properties (end of period) (a)	181	182	181	182
Total operating apartment homes in operating properties (end of period) (a)	62,903	63,085	62,903	63,085
Total operating apartment homes (weighted average)	50,509	52,542	51,277	53,132
Total operating apartment homes - excluding discontinued operations (weighted average)	49,838	48,520	49,312	47,832

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007
ASSETS
Real estate assets, at cost
Land	$744,059	$745,085	$755,200	$749,664	$730,548
Buildings and improvements	4,447,587	4,442,067	4,474,749	4,435,787	4,316,472
	5,191,646	5,187,152	5,229,949	5,185,451	5,047,020
Accumulated depreciation	(981,049)	(952,883)	(935,640)	(907,643)	(868,074)
Net operating real estate assets	4,210,597	4,234,269	4,294,309	4,277,808	4,178,946
Properties under development and land	264,188	323,300	333,419	358,994	446,664
Investments in joint ventures	15,106	15,663	14,773	12,526	8,466
Properties held for sale, including land	20,653	9,495	36,152	23,299	25,253
Total real estate assets	4,510,544	4,582,727	4,678,653	4,672,627	4,659,329
Accounts receivable - affiliates	37,000	36,868	36,556	36,166	35,940
Notes receivable
Affiliates	58,109	58,240	53,849	52,331	50,358
Other	8,710	8,710	8,710	8,710	11,565
Other assets, net (a)	103,013	111,847	117,599	116,010	126,996
Cash and cash equivalents	7,407	29,517	1,242	947	897
Restricted cash	5,559	4,971	4,687	5,325	5,675
Total assets	$4,730,342	$4,832,880	$4,901,296	$4,892,116	$4,890,760

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$2,103,187	$2,096,285	$2,400,027	$2,351,006	$2,265,319
Secured	729,209	727,235	539,328	559,952	562,776
Accounts payable and accrued expenses	82,575	86,668	77,441	90,779	107,403
Accrued real estate taxes	23,600	40,664	30,664	17,769	24,943
Other liabilities (b)	149,554	124,915	129,471	146,817	136,365
Distributions payable	42,936	42,968	42,965	42,942	42,689
Total liabilities	3,131,061	3,118,735	3,219,896	3,209,265	3,139,495

Commitments and contingencies

Minority interests
Perpetual preferred units	97,925	97,925	97,925	97,925	97,925
Common units	88,075	93,816	96,249	97,416	111,624
Other minority interests	1,787	8,438	8,572	8,537	10,403
Total minority interests	187,787	200,179	202,746	203,878	219,952

Shareholders' equity
Common shares of beneficial interest	660	660	660	660	654
Additional paid-in capital	2,237,703	2,232,436	2,230,119	2,227,256	2,209,631
Distributions in excess of net income	(312,309)	(238,301)	(272,294)	(250,845)	(227,025)
Employee notes receivable	(295)	(298)	(302)	(306)	(1,950)
Treasury shares, at cost	(463,209)	(463,108)	(463,574)	(463,574)	(433,874)
Accumulated other comprehensive loss (c)	(51,056)	(17,423)	(15,955)	(34,218)	(16,123)
Total shareholders' equity	1,411,494	1,513,966	1,478,654	1,478,973	1,531,313
Total liabilities and shareholders' equity	$4,730,342	$4,832,880	$4,901,296	$4,892,116	$4,890,760

(a) includes:
net deferred charges of:	$10,505	$11,388	$9,434	$10,287	$10,811
value of in place leases of:	-	-	-	$62	$258

(b) includes:
deferred revenues of:	$2,640	$2,940	$2,747	$2,575	$2,459
(above)/below market leases of:	-	-	-	($6)	($13)
distributions in excess of investments in joint ventures of:	$30,105	$27,977	$26,022	$25,065	$23,653
fair value adjustment of derivative instruments:	$51,056	$17,423	$15,955	$34,218	$16,123

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN		PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2008 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)(c)	2,663	1,862	4,525	-	4,525	1,177	5,702	366	6,068
Las Vegas, NV	2,889	1,080	3,969	4,047	8,016	-	8,016	-	8,016
Los Angeles/Orange County, CA (d)	1,770	-	1,770	421	2,191	290	2,481	-	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,613	890	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	4,723	940	5,663	456	6,119	-	6,119	-	6,119
Houston, TX (e)	2,679	2,180	4,859	1,487	6,346	274	6,620	712	7,332
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	261	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
Raleigh, NC	2,220	484	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (f)	1,645	-	1,645	253	1,898	208	2,106	348	2,454
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	40,340	9,140	49,480	11,213	60,693	2,210	62,903	1,426	64,329

(a) Includes eleven redevelopment properties (4,028 apartment homes) and one property held for sale and reported in discontinued operations (671 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units completed in lease up in College Park, MD are held through a joint venture investment.
(d) 290 units completed in lease up in Irvine, CA are held through a joint venture investment.
(e) 712 units under construction in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.
(f) 348 units under construction in Austin, TX are held through a joint venture investment.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (i)

	"Same Property"	Operating	Incl. JVs at	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	Communities	Communities (g)	Pro Rata % (h)	2008	2008	2008	2008	2007
D.C. Metro	11.0%	15.9%	15.4%	94.8%	96.5%	96.0%	94.4%	94.2%
Las Vegas, NV	6.7%	7.5%	8.6%	93.0%	95.2%	94.9%	93.9%	93.7%
Los Angeles/Orange County, CA	8.1%	6.4%	6.5%	94.2%	94.4%	94.7%	93.5%	93.9%
San Diego/Inland Empire, CA	3.1%	3.4%	3.3%	91.0%	94.4%	94.6%	94.5%	95.1%
Tampa, FL	8.3%	7.7%	7.4%	93.3%	93.5%	93.4%	93.8%	92.6%
Dallas, TX	8.0%	7.2%	7.1%	93.0%	94.1%	93.7%	92.7%	92.5%
Houston, TX	5.9%	9.2%	9.4%	95.6%	95.0%	95.3%	95.2%	94.6%
SE Florida	9.0%	7.1%	6.8%	95.1%	95.8%	95.4%	94.3%	94.3%
Charlotte, NC	8.0%	6.7%	6.4%	92.4%	94.6%	94.7%	92.9%	93.8%
Orlando, FL	6.7%	5.8%	5.5%	93.3%	95.0%	93.7%	93.9%	92.9%
Atlanta, GA	7.2%	5.7%	5.5%	93.3%	94.7%	94.7%	93.5%	94.1%
Denver, CO	4.9%	3.8%	4.1%	93.5%	96.0%	95.7%	94.5%	95.5%
Raleigh, NC	4.9%	4.8%	4.6%	92.7%	95.0%	94.3%	94.1%	92.5%
Phoenix, AZ	3.4%	2.6%	2.7%	92.0%	92.4%	93.1%	93.2%	93.4%
Austin, TX	3.0%	2.5%	2.5%	93.8%	95.1%	94.4%	94.1%	93.8%
Other	1.8%	3.7%	4.2%	94.6%	95.4%	95.7%	94.8%	94.3%

Total Portfolio	100.0%	100.0%	100.0%	93.6%	94.9%	94.6%	93.9%	93.7%

(g) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(h) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(i) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN				COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2008	2007	Change	2008	2007	Change
"Same Property" Communities (a)	40,340	$123,886	$122,564	$1,322	$498,875	$491,736	$7,139
Non-"Same Property" Communities (b)	4,441	16,332	13,873	2,459	62,251	46,535	15,716
Development and Lease-Up Communities (c)	2,031	4,604	77	4,527	9,444	81	9,363
Redevelopment Communities (d)	4,028	11,715	10,722	993	45,933	42,390	3,543
Dispositions / Other (e)	-	1,105	2,229	(1,124)	7,513	7,577	(64)
Total Property Revenues	50,840	$157,642	$149,465	$8,177	$624,016	$588,319	$35,697

Property Expenses
"Same Property" Communities (a)	40,340	$47,063	$43,505	$3,558	$188,644	$180,277	$8,367
Non-"Same Property" Communities (b)	4,441	5,363	4,703	660	22,166	16,528	5,638
Development and Lease-Up Communities (c)	2,031	1,955	124	1,831	5,694	140	5,554
Redevelopment Communities (d)	4,028	4,481	4,201	280	18,229	16,916	1,313
Dispositions / Other (e)	-	104	647	(543)	4,182	3,489	693
Total Property Expenses	50,840	$58,966	$53,180	$5,786	$238,915	$217,350	$21,565

Property Net Operating Income
"Same Property" Communities (a)	40,340	$76,823	$79,059	($2,236)	$310,231	$311,459	($1,228)
Non-"Same Property" Communities (b)	4,441	10,969	9,170	1,799	40,085	30,007	10,078
Development and Lease-Up Communities (c)	2,031	2,649	(47)	2,696	3,750	(59)	3,809
Redevelopment Communities (d)	4,028	7,234	6,521	713	27,704	25,474	2,230
Dispositions / Other (e)	-	1,001	1,582	(581)	3,331	4,088	(757)
Total Property Net Operating Income	50,840	$98,676	$96,285	$2,391	$385,101	$370,969	$14,132

Income from Discontinued Operations (f)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Property Revenues	$1,198	$8,152	$15,857	$41,693
Property Expenses	655	4,185	8,149	20,526
Property Net Operating Income	543	3,967	7,708	21,167
Interest	-	(242)	(466)	(998)
Depreciation and Amortization	-	(1,294)	(2,762)	(6,955)
Income from Discontinued Operations Allocated to Common Units	-	(8,509)	-	(13,517)
Gain on sale of discontinued operations	(77)	76,063	80,198	107,039
Income from Discontinued Operations	$466	$69,985	$84,678	$106,736

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and Redevelopment Communities.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2007, excluding properties held for sale and Redevelopment Communities.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2007, excluding properties held for sale and Redevelopment Communities.
(d)	Redevelopment Communities are communities redeveloped by the Company after January 1, 2007, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2007.
(f)	Represents operating results for communities disposed of during 2007 and 2008 or held for sale at December 31, 2008, of which Camden has, or expects to have, no continuing involvement.

				"SAME PROPERTY"
CAMDEN				FOURTH QUARTER COMPARISONS
				December 31, 2008
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q08	4Q07	Growth	4Q08	4Q07	Growth	4Q08	4Q07	Growth

D.C. Metro	$11,997	$11,758	2.0%	$3,548	$3,189	11.3%	$8,449	$8,569	(1.4%)
Las Vegas, NV	7,896	7,936	(0.5%)	2,735	2,679	2.1%	5,161	5,257	(1.8%)
Los Angeles/Orange County, CA	8,977	8,898	0.9%	2,747	2,560	7.3%	6,230	6,338	(1.7%)
San Diego/Inland Empire, CA	3,878	3,968	(2.3%)	1,524	1,479	3.0%	2,354	2,489	(5.4%)
Tampa, FL	11,794	11,779	0.1%	5,404	4,983	8.4%	6,390	6,796	(6.0%)
Dallas, TX	11,195	10,735	4.3%	5,077	4,924	3.1%	6,118	5,811	5.3%
Houston, TX	7,573	7,100	6.7%	3,021	2,828	6.8%	4,552	4,272	6.6%
SE Florida	11,390	11,368	0.2%	4,515	3,875	16.5%	6,875	7,493	(8.2%)
Charlotte, NC	9,471	9,703	(2.4%)	3,344	3,272	2.2%	6,127	6,431	(4.7%)
Orlando, FL	8,840	8,996	(1.7%)	3,658	3,291	11.2%	5,182	5,705	(9.2%)
Atlanta, GA	9,164	9,000	1.8%	3,602	3,202	12.5%	5,562	5,798	(4.1%)
Denver, CO	5,437	5,311	2.4%	1,680	1,588	5.8%	3,757	3,723	0.9%
Raleigh, NC	5,674	5,606	1.2%	1,881	1,917	(1.9%)	3,793	3,689	2.8%
Phoenix, AZ	4,055	4,047	0.2%	1,478	1,228	20.4%	2,577	2,819	(8.6%)
Austin, TX	4,376	4,283	2.2%	2,083	1,763	18.2%	2,293	2,520	(9.0%)
Other	2,169	2,076	4.5%	766	727	5.4%	1,403	1,349	4.0%

Total Same Property	$123,886	$122,564	1.1%	$47,063	$43,505	8.2%	$76,823	$79,059	(2.8%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q08	4Q07	Change	4Q08	4Q07	Change

D.C. Metro	2,663		11.0%	95.4%	94.7%	0.7%	$1,452	$1,446	0.4%
Las Vegas, NV	2,889		6.7%	93.4%	93.2%	0.2%	852	872	(2.3%)
Los Angeles/Orange County, CA	1,770		8.1%	94.8%	93.9%	0.9%	1,649	1,660	(0.7%)
San Diego/Inland Empire, CA	846		3.1%	91.5%	95.1%	(3.7%)	1,538	1,523	0.9%
Tampa, FL	4,613		8.3%	93.3%	93.3%	0.1%	770	805	(4.3%)
Dallas, TX	4,723		8.0%	93.0%	92.1%	0.9%	726	715	1.6%
Houston, TX	2,679		5.9%	95.6%	95.0%	0.7%	881	841	4.7%
SE Florida	2,520		9.0%	95.1%	94.3%	0.8%	1,440	1,475	(2.3%)
Charlotte, NC	3,286		8.0%	92.3%	93.9%	(1.5%)	903	933	(3.3%)
Orlando, FL	3,296		6.7%	93.3%	92.9%	0.4%	865	899	(3.8%)
Atlanta, GA	3,202		7.2%	93.3%	94.1%	(0.9%)	898	911	(1.4%)
Denver, CO	1,851		4.9%	93.6%	95.7%	(2.1%)	921	899	2.5%
Raleigh, NC	2,220		4.9%	92.4%	92.3%	0.1%	773	788	(1.9%)
Phoenix, AZ	1,441		3.4%	93.1%	93.5%	(0.4%)	856	921	(7.1%)
Austin, TX	1,645		3.0%	94.1%	94.3%	(0.2%)	814	808	0.7%
Other	696		1.8%	94.6%	92.4%	2.2%	972	969	0.3%

Total Same Property	40,340		100.0%	93.6%	93.6%	(0.0%)	$964	$975	(1.1%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN			SEQUENTIAL QUARTER COMPARISONS
			December 31, 2008
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q08	3Q08	Growth	4Q08	3Q08	Growth	4Q08	3Q08	Growth

D.C. Metro	$11,997	$12,193	(1.6%)	$3,548	$3,738	(5.1%)	$8,449	$8,455	(0.1%)
Las Vegas, NV	7,896	8,192	(3.6%)	2,735	2,996	(8.7%)	5,161	5,196	(0.7%)
Los Angeles/Orange County, CA	8,977	9,102	(1.4%)	2,747	2,851	(3.6%)	6,230	6,251	(0.3%)
San Diego/Inland Empire, CA	3,878	4,021	(3.6%)	1,524	1,561	(2.4%)	2,354	2,460	(4.3%)
Tampa, FL	11,794	12,060	(2.2%)	5,404	5,803	(6.9%)	6,390	6,257	2.1%
Dallas, TX	11,195	11,347	(1.3%)	5,077	5,609	(9.5%)	6,118	5,738	6.6%
Houston, TX	7,573	7,545	0.4%	3,021	3,165	(4.5%)	4,552	4,380	3.9%
SE Florida	11,390	11,628	(2.0%)	4,515	4,620	(2.3%)	6,875	7,008	(1.9%)
Charlotte, NC	9,471	9,876	(4.1%)	3,344	3,742	(10.6%)	6,127	6,134	(0.1%)
Orlando, FL	8,840	9,088	(2.7%)	3,658	3,788	(3.4%)	5,182	5,300	(2.2%)
Atlanta, GA	9,164	9,400	(2.5%)	3,602	3,749	(3.9%)	5,562	5,651	(1.6%)
Denver, CO	5,437	5,536	(1.8%)	1,680	1,984	(15.3%)	3,757	3,552	5.8%
Raleigh, NC	5,674	5,843	(2.9%)	1,881	2,234	(15.8%)	3,793	3,609	5.1%
Phoenix, AZ	4,055	4,069	(0.3%)	1,478	1,583	(6.6%)	2,577	2,486	3.7%
Austin, TX	4,376	4,487	(2.5%)	2,083	2,202	(5.4%)	2,293	2,285	0.4%
Other	2,169	2,273	(4.6%)	766	839	(8.7%)	1,403	1,434	(2.2%)

Total Same Property	$123,886	$126,660	(2.2%)	$47,063	$50,464	(6.7%)	$76,823	$76,196	0.8%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q08	3Q08	Change	4Q08	3Q08	Change

D.C. Metro	2,663		11.0%	95.4%	97.1%	(1.7%)	$1,452	$1,460	(0.6%)
Las Vegas, NV	2,889		6.7%	93.4%	95.2%	(1.8%)	852	862	(1.2%)
Los Angeles/Orange County, CA	1,770		8.1%	94.8%	94.6%	0.2%	1,649	1,662	(0.8%)
San Diego/Inland Empire, CA	846		3.1%	91.5%	95.0%	(3.5%)	1,538	1,530	0.5%
Tampa, FL	4,613		8.3%	93.3%	94.0%	(0.7%)	770	782	(1.5%)
Dallas, TX	4,723		8.0%	93.0%	94.0%	(1.0%)	726	727	(0.1%)
Houston, TX	2,679		5.9%	95.6%	95.5%	0.1%	881	879	0.2%
SE Florida	2,520		9.0%	95.1%	95.8%	(0.7%)	1,440	1,451	(0.8%)
Charlotte, NC	3,286		8.0%	92.3%	94.6%	(2.2%)	903	921	(2.0%)
Orlando, FL	3,296		6.7%	93.3%	95.0%	(1.7%)	865	877	(1.4%)
Atlanta, GA	3,202		7.2%	93.3%	94.7%	(1.5%)	898	912	(1.5%)
Denver, CO	1,851		4.9%	93.6%	96.0%	(2.4%)	921	916	0.6%
Raleigh, NC	2,220		4.9%	92.4%	94.8%	(2.4%)	773	783	(1.3%)
Phoenix, AZ	1,441		3.4%	93.1%	92.2%	0.9%	856	883	(3.0%)
Austin, TX	1,645		3.0%	94.1%	95.7%	(1.6%)	814	813	0.0%
Other	696		1.8%	94.6%	95.8%	(1.2%)	972	993	(2.0%)

Total Same Property	40,340		100.0%	93.6%	94.9%	(1.3%)	$964	$973	(0.9%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			December 31, 2008
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2008	2007	Growth	2008	2007	Growth	2008	2007	Growth

D.C. Metro	$47,996	$47,487	1.1%	$14,020	$12,923	8.5%	$33,976	$34,564	(1.7%)
Las Vegas, NV	32,033	31,908	0.4%	10,989	10,521	4.4%	21,044	21,387	(1.6%)
Los Angeles/Orange County, CA	36,160	34,863	3.7%	10,737	10,171	5.6%	25,423	24,692	3.0%
San Diego/Inland Empire, CA	15,799	15,546	1.6%	5,982	5,741	4.2%	9,817	9,805	0.1%
Tampa, FL	47,643	48,156	(1.1%)	21,566	20,926	3.1%	26,077	27,230	(4.2%)
Dallas, TX	44,431	43,050	3.2%	20,761	20,418	1.7%	23,670	22,632	4.6%
Houston, TX	29,830	28,416	5.0%	12,114	11,631	4.2%	17,716	16,785	5.5%
SE Florida	46,155	46,442	(0.6%)	17,859	17,008	5.0%	28,296	29,434	(3.9%)
Charlotte, NC	38,643	38,124	1.4%	14,003	13,238	5.8%	24,640	24,886	(1.0%)
Orlando, FL	36,060	36,835	(2.1%)	14,150	13,822	2.4%	21,910	23,013	(4.8%)
Atlanta, GA	36,833	35,928	2.5%	14,178	13,346	6.2%	22,655	22,582	0.3%
Denver, CO	21,759	20,920	4.0%	6,966	6,610	5.4%	14,793	14,310	3.4%
Raleigh, NC	22,999	22,239	3.4%	8,194	7,953	3.0%	14,805	14,286	3.6%
Phoenix, AZ	16,259	16,536	(1.7%)	5,824	5,311	9.7%	10,435	11,225	(7.0%)
Austin, TX	17,590	16,842	4.4%	8,215	7,623	7.8%	9,375	9,219	1.7%
Other	8,685	8,444	2.9%	3,086	3,035	1.7%	5,599	5,409	3.5%

Total Same Property	$498,875	$491,736	1.5%	$188,644	$180,277	4.6%	$310,231	$311,459	(0.4%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2008	2007	Change	2008	2007	Change

D.C. Metro	2,663		10.9%	95.8%	95.4%	0.4%	$1,453	$1,453	(0.0%)
Las Vegas, NV	2,889		6.8%	94.3%	94.8%	(0.5%)	861	873	(1.3%)
Los Angeles/Orange County, CA	1,770		8.2%	94.5%	93.4%	1.1%	1,657	1,646	0.7%
San Diego/Inland Empire, CA	846		3.2%	93.9%	94.1%	(0.2%)	1,529	1,526	0.2%
Tampa, FL	4,613		8.4%	93.9%	94.0%	(0.2%)	785	821	(4.4%)
Dallas, TX	4,723		7.6%	93.2%	93.7%	(0.5%)	723	712	1.6%
Houston, TX	2,679		5.7%	95.4%	95.4%	0.1%	869	837	3.8%
SE Florida	2,520		9.1%	95.2%	95.3%	(0.1%)	1,457	1,473	(1.1%)
Charlotte, NC	3,286		7.9%	93.6%	95.2%	(1.6%)	918	916	0.2%
Orlando, FL	3,296		7.1%	94.0%	93.2%	0.8%	880	914	(3.8%)
Atlanta, GA	3,202		7.3%	94.0%	94.5%	(0.5%)	907	904	0.3%
Denver, CO	1,851		4.8%	95.0%	95.6%	(0.6%)	909	877	3.7%
Raleigh, NC	2,220		4.8%	93.9%	93.7%	0.2%	778	778	0.0%
Phoenix, AZ	1,441		3.4%	93.0%	94.1%	(1.1%)	890	928	(4.1%)
Austin, TX	1,645		3.0%	94.7%	94.6%	0.0%	812	799	1.6%
Other	696		1.8%	94.8%	93.8%	1.0%	977	967	1.0%

Total Same Property	40,340		100.0%	94.2%	94.4%	(0.2%)	$970	$974	(0.4%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2007, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
OPERATING DATA (a)	2008	2007		2008	2007
Property Revenues
Rental revenues	$6,450	$5,443		$24,033	$20,858
Other property revenues	936	763		3,490	2,570
Total property revenues	7,386	6,206		27,523	23,428

Property Expenses
Property operating and maintenance	2,544	1,971		8,798	7,112
Real estate taxes	748	519		2,733	1,982
Total property expenses	3,292	2,490		11,531	9,094

Net Operating Income (NOI)	4,094	3,716		15,992	14,334

Other expenses
Interest	2,537	2,180		9,262	7,649
Depreciation and amortization	1,983	1,029		7,235	5,016
Other	57	53		760	143
Total other expenses	4,577	3,262		17,257	12,808

Equity in income (loss) of joint ventures	($483)	$454		($1,265)	$1,526

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007
BALANCE SHEET DATA (b)
Real estate assets, net	$1,184,107	$1,175,672	$1,114,297	$1,092,409	$1,075,437
Cash and other assets, net	50,291	58,482	49,838	34,014	23,762
Total assets	1,234,398	1,234,154	1,164,135	1,126,423	1,099,199

Notes payable	984,200	967,930	918,377	897,178	883,972
Notes payable due to Camden	56,928	56,748	52,405	51,086	50,358
Other liabilities	24,578	27,716	20,067	17,327	15,144
Total liabilities	1,065,706	1,052,394	990,849	965,591	949,474

Members' equity	168,692	181,760	173,286	160,832	149,725
Total liabilities and members' equity	$1,234,398	$1,234,154	$1,164,135	$1,126,423	$1,099,199

Camden's equity investment	$15,106	$15,663	$14,773	$12,526	$8,466
Distributions in excess of investment in joint ventures	($30,105)	($27,977)	($26,022)	($25,065)	($23,653)

Camden's pro-rata share of debt	$253,840	$248,889	$236,590	$226,828	$222,278

PROPERTY DATA (end of period)
Total operating properties	40	40	37	37	37
Total operating apartment homes	12,011	12,011	10,960	10,960	10,960
Pro rata share of operating apartment homes	2,443	2,443	2,153	2,153	2,153
Total development properties	3	4	5	5	4
Total development apartment homes	807	1,126	1,605	1,605	1,257
Pro rata share of development apartment homes	207	303	447	447	377

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN						CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2008 ($ in millions)

							Estimated/Actual Dates for
		Total		Total		Construction	Initial	Construction	Stabilized	As of 2/1/09
Completed Communities		Homes		Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Potomac Yard	378		$104.5		1Q05	3Q07	2Q08	4Q09	72%	71%
	Arlington, VA
2.	Camden Summerfield	291		62.6		2Q06	4Q07	2Q08	4Q09	78%	74%
	Landover, MD
3.	Camden Orange Court	261		45.5		2Q06	1Q08	2Q08	3Q09	66%	63%
	Orlando, FL
4.	Camden Cedar Hills (a)	208		23.6		2Q07	2Q08	4Q08	2Q09	84%	81%
	Austin, TX
5.	Camden Whispering Oaks	274		27.3		3Q07	2Q08	4Q08	3Q09	80%	77%
	Houston, TX

Total Completed Communities		1,412		$263.5						75%	73%

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 2/1/09
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
6.	Camden Dulles Station	366	$77.0	$71.4	$14.4	1Q06	2Q08	1Q09	3Q10	52%	49%
	Oak Hill, VA
7.	Camden Travis Street (b)	253	39.0	9.3	9.3	3Q08	4Q09	1Q10	3Q10
	Houston, TX
										52%	49%
Total Development Communities		619	$116.0	$80.7	$23.7

Additional land (c)					240.5

Total Properties Under Development and Land (per Balance Sheet)					$264.2

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	4Q08 NOI
Development Communities stabilized at quarter end								$21.1	$0.4
Completed Communities in lease-up								263.5	2.2
Development Communities								80.7	0.4
	Total Development NOI Contribution							$365.3	$3.0

(a) Formerly known as Camden Circle C.
(b) Camden Travis Street, formerly known as Camden Sutherland, is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(c) Please refer to the development pipeline and land summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2008 ($ in millions)

							Estimated/Actual Dates for
		Total		Total			Construction	Initial	Construction	Stabilized	As of 2/1/09
Joint Venture Camden Developed Communities Completed		Homes		Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden College Park	508		$125.3			3Q06	4Q07	3Q08	1Q10	66%	65%
	College Park, MD
2.	Camden Main & Jamboree	290		110.1			3Q04	4Q07	3Q08	2Q09	88%	87%
	Irvine, CA

Total Joint Venture Camden Developed Communities Completed		798		$235.4							74%	73%

							Estimated/Actual Dates for
		Total	Total	Cost	Amount		Construction	Initial	Construction	Stabilized	As of 2/1/09
Joint Venture Camden Developed Communities Under Construction		Homes	Budget	to Date	in CIP		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Amber Oaks	348	$40.0	$32.6	$14.1		4Q07	4Q08	2Q09	1Q10	20%	16%
	Austin, TX

Total Joint Venture Camden Developed Communities Under Construction		348	$40.0	$32.6	$14.1

					Camden	Camden	Estimated/Actual Dates for
		Total	Total	Cost	Equity	Mezzanine	Construction	Initial	Construction	Stabilized	As of 2/1/09
Joint Venture Third Party Developed Communities Under Construction		Homes	Budget	to Date	Invested	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Braeswood Place	340	$48.6	$41.1	$1.4	$8.4	1Q07	1Q09	2Q09	2Q10	5%	2%
	Houston, TX
2.	Belle Meade	119	33.2	20.0	1.0	5.6	4Q07	3Q09	3Q09	1Q10
	Houston, TX

Total Joint Venture Third Party Developed Communities		459	$81.8	$61.1	$2.4	$14.0

					Camden	Camden
		Total		Cost	Equity	Mezzanine
Joint Venture Third Party Developed Pipeline Communities		Acres		to Date	Invested	Invested

1.	Lakes at 610	6.1		$6.4	$1.1	$2.8
	Houston, TX
2.	Town Lake	25.9		37.9	9.0	-
	Austin, TX

Total Joint Venture Third Party Developed Pipeline Communities		32.0		$44.3	$10.1	$2.8

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	DEVELOPMENT PIPELINE, LAND
& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AND LAND AS OF DECEMBER 31, 2008 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden South Capitol	276	$27.0
	Washington, DC
2.	Camden Lake Nona	432	22.0
	Orlando, FL
3.	Camden Noma I	313	25.0
	Washington, DC
4.	Camden Deer Springs	428	20.0
	Las Vegas, NV
5.	Camden North Lamar	290	8.5
	Austin, TX
6.	Camden McGowen Station	237	10.8
	Houston, TX
7.	Camden Summerfield II	187	18.7
	Landover, MD
8.	Camden City Centre II	239	7.9
	Houston, TX
9.	Camden Amber Oaks II	244	4.1
	Austin, TX
10.	Camden Andrau	601	9.0
	Houston, TX
11.	Camden Countryway	348	16.1
	Tampa, FL
12.	Camden Celebration	438	15.2
	Orlando, FL

Development Pipeline		4,033	$184.3

Other (b)			56.2

Total Development Pipeline and Land			$240.5

			Current
LAND HELD FOR SALE AS OF DECEMBER 31, 2008 ($ in millions)		Acres	Book Value
1.	Southeast Florida	2.2	$7.4
2.	Dallas	2.4	1.8

Total Land Parcels Held For Sale:		4.6	$9.2

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN				REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF DECEMBER 31, 2008 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	4Q08 Average
Completed Communities		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Breakers	288	288	$1.2	$1.0	4Q06	2Q08	2Q08	93%
	Corpus Christi, TX
2.	Camden Canyon	200	200	2.9	3.1	1Q07	2Q08	3Q08	95%
	Las Vegas, NV
3.	Camden Del Mar	560	560	8.7	9.0	1Q07	3Q08	3Q08	92%
	Las Vegas, NV
4.	Camden Fairways	320	320	5.3	5.7	1Q07	2Q08	3Q08	95%
	Henderson, NV
5.	Camden Glen Lakes	424	424	7.0	7.2	4Q06	1Q08	2Q08	92%
	Dallas, TX
6.	Camden Providence Lakes	260	260	2.3	2.3	4Q06	1Q08	2Q08	93%
	Brandon, FL
7.	Camden Touchstone	132	132	1.3	1.1	4Q06	1Q08	2Q08	95%
	Charlotte, NC
8.	Camden Vanderbilt	894	894	8.2	7.5	4Q06	2Q08	3Q08	96%
	Houston, TX
9.	Camden Westshore	278	278	1.8	1.8	4Q06	1Q08	2Q08	93%
	Tampa, FL

Total Completed Communities		3356	3356	$38.7	$38.7				94%

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	4Q08 Average
Communities Under Redevelopment		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Foxcroft	156	144	$1.4	$1.3	4Q07	1Q09	2Q09	90%
	Charlotte, NC
2.	Camden Valley Park	516	198	5.5	2.0	2Q08	1Q10	2Q10	86%
	Irving, TX

Total Communities Under Redevelopment		672	342	$6.9	$3.3				87%

Total Redevelopment Communities		4028	3698	$45.6	$42.0				93%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF DECEMBER 31, 2008 ($ in thousands)

			12/31/08	12/31/08	09/30/08
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Completed in Lease-Up	290	$22,616	$22,397
Houston, TX	Multifamily	Stable/Development/Predevelopment	1,150	34,791	34,537
College Park, MD	Multifamily	Completed in Lease-Up	508	9,412	9,088
Charlotte, NC	Multifamily	Land Under Contract	-	-	929

Total Notes Receivable:			1,948	$66,819	$66,951

Weighted Average Interest Rate Recognized:				7.0%	8.3%

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2008 ACQUISITION/DISPOSITION ACTIVITY
				Apartment Homes/
Dispositions		Location	Property Type	Retail Square Feet	Year Built	Closing Date
1.	Retail Center	Las Vegas, NV	Retail	4,100 square feet	N/A	02/05/08
2.	Camden Ridgeview	Austin, TX	Multifamily	167	1984	02/28/08
3.	Oasis Sands	Las Vegas, NV	Multifamily	48	1994	05/29/08
4.	Camden Towne Village	Mesquite, TX	Multifamily	188	1983	06/24/08
5.	Camden Lakeview	Irving, TX	Multifamily	476	1985	07/15/08
6.	Camden Arbors	Westminster, CO	Multifamily	358	1986	07/24/08
7.	Camden Briar Oaks	Austin, TX	Multifamily	430	1980	07/24/08
8.	Camden Woodview	Austin, TX	Multifamily	283	1984	07/24/08
9.	Camden Place	Mesquite, TX	Multifamily	442	1984	09/04/08

Total Disposition Volume:		$141.7 million		2,392 apartment homes
				4,100 square feet of retail

				Apartment Homes/
Dispositions to Joint Ventures		Location	Property Type	Acreage	Year Built	Closing Date
1.	Camden Amber Oaks (a)	Austin, TX	Undeveloped Land	14.3 Acres	N/A	03/07/08
2.	Camden South Congress (b)	Austin, TX	Multifamily	253	2001	08/21/08

Total Disposition to Joint Ventures Volume:		$40.1 million (a)(b)		253 apartment homes
				14.3 acres of undeveloped land

(a) Represents value of partnership interests for undeveloped land parcel sold on March 7, 2008.
(b) Represents value of partnership interests for multifamily asset sold on August 21, 2008.

CAMDEN	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2008: (a)
					Weighted Average
	Future Scheduled Repayments			Percent	Interest Rate on
Year	Amortization	Maturities	Total	of Total	Maturing Debt
2009	$8,683	$125,762	$134,445	4.7%	5.2%
2010	7,029	348,443	355,472	12.6%	5.1%
2011	4,176	272,555	276,731	9.8%	6.4%
2012	2,692	769,541	772,233	27.3%	5.4%
2013	1,386	225,831	227,217	8.0%	5.4%
Thereafter	35,721	885,577	921,298	32.5%	5.1%
Total Maturing Debt	$59,687	$2,627,709	$2,687,396	94.9%	5.3%

Unsecured Line of Credit	0	145,000	145,000	5.1%	0.9%
Total Debt	$59,687	$2,772,709	$2,832,396	100.0%	5.1%

Weighted Average Maturity of Debt		5.0 Years	(excluding line of credit)

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate
Floating rate debt	$365,139	12.9%	2.7%
Fixed rate debt	2,467,257	87.1%	5.5%
Total	$2,832,396	100.0%	5.1%

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate
Unsecured debt	$2,103,187	74.3%	5.2%
Secured debt	729,209	25.7%	4.8%
Total	$2,832,396	100.0%	5.1%

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate
Conventional fixed-rate mortgage debt	$509,070	69.8%	5.2%
Conventional variable-rate mortgage debt (b)	177,551	24.3%	4.2%
Tax exempt variable rate debt	42,588	5.9%	2.1%
Total	$729,209	100.0%	4.8%

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets	40,703	79.0%	$4,296,633	78.3%
Encumbered real estate assets	10,808	21.0%	1,193,507	21.7%
Total	51,511	100.0%	$5,490,140	100.0%

	Ratio of unencumbered assets at cost to unsecured debt is 2.0 times

UNCONSOLIDATED, NON-RECOURSE DEBT:
Pro-Rata Share of Debt	$253,840
Weighted Average Interest Rate	4.6%

(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011.

(b) Conventional variable-rate mortgage debt includes a variable-rate construction loan for Camden Travis Street with a $5.9MM balance at 12/31/08, of which $3.4MM was fixed utilizing an interest rate swap.

(c) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2009 and 2010:

	Future Scheduled Repayments
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total	Weighted Average Interest Rate on Maturing Debt
1Q 2009	$2,301	$3,895	$40,000	$46,196	6.0%
2Q 2009	2,094	-	-	2,094	N/A
3Q 2009	2,120	-	81,867	83,987	4.7%
4Q 2009	2,168	-	-	2,168	N/A
2009	$8,683	$3,895	$121,867	$134,445	5.2%

1Q 2010	$2,016	$45,262	$150,411	$197,689	4.4%
2Q 2010	$1,894	-	-	$1,894	N/A
3Q 2010	$1,607	48,340	104,430	$154,377	6.0%
4Q 2010	$1,512	-	-	$1,512	N/A
2010	$7,029	$93,602	$254,841	$355,472	5.1%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	50%	Yes

Secured Debt to Gross Asset Value	≤	40%	12%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	209%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	245%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	51%	Yes

Total Secured Debt to Total Asset Value	≤	40%	13%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	210%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	235%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
	& MAINTENANCE EXPENSE
	(In thousands, except unit data)

(Unaudited)
	Fourth Quarter 2008 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$2,300	$45	$1,006	$20
Appliances	9.2 years	400	8	173	4
Painting	-	-	-	1,616	32
Cabinetry/Countertops	10.0 years	182	4	-	-
Other	8.7 years	659	13	524	10
Exteriors
Painting	5.0 years	787	16	-	-
Carpentry	10.0 years	551	11	-	-
Landscaping	6.5 years	330	6	2,366	47
Roofing	20.0 years	285	6	64	1
Site Drainage	10.0 years	39	1	-	-
Fencing/Stair	10.0 years	268	5	-	-
Other (c)	8.6 years	922	18	2,548	50
Common Areas
Mech., Elec., Plumbing	9.8 years	680	13	824	16
Parking/Paving	5.0 years	190	4	-	-
Pool/Exercise/Facility	7.7 years	735	15	291	6

		$8,328	$165	$9,412	$186

Weighted Average Apartment Homes			50,509		50,509

	Year to Date 2008 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$10,589	$207	$3,550	$69
Appliances	9.2 years	2,019	39	660	13
Painting	-	-	-	6,383	124
Cabinetry/Countertops	10.0 years	963	19	-	-
Other	8.7 years	3,226	63	1,830	36
Exteriors
Painting	5.0 years	1,968	38	-	-
Carpentry	10.0 years	1,611	32	-	-
Landscaping	6.5 years	1,956	38	10,374	202
Roofing	20.0 years	1,482	29	290	6
Site Drainage	10.0 years	311	6	-	-
Fencing/Stair	10.0 years	780	15	-	-
Other (c)	8.6 years	3,184	62	10,840	211
Common Areas
Mech., Elec., Plumbing	9.8 years	3,834	75	3,313	65
Parking/Paving	5.0 years	827	16	-	-
Pool/Exercise/Facility	7.7 years	2,731	53	1,424	28

		$35,481	$692	$38,664	$754

Weighted Average Apartment Homes			51,277		51,277

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $90 and $945 for the three and twelve months ended December 31, 2008. Maintenance expenses for discontinued operations were $111 and $1,262 for the same periods.

(b) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2008.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions. Costs recorded as repairs and maintenance exclude costs related to our trash removal rebilling program which were included as a component of repairs and maintenance in prior periods but are now included in utility costs during the periods.

CAMDEN	2009 Financial Outlook
as of February 9, 2009

(Unaudited)

2008 Reported FFO, Adjusted for Non-Routine Items

	Total	Per Share
2008 Reported FFO	$169,585	$2.90
Adjustments for non-routine items:
Plus: Impairment loss on land	51,323	0.88
Less: Gain on early retirement of debt	(13,566)	(0.23)

2008 FFO adjusted for non-routine items	$207,342	$3.55

2008 Fully Diluted Shares Outstanding - FFO		58,528

2009 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected net income per share - diluted		$0.05 to $0.35
Expected difference between EPS and fully diluted FFO shares		0.00
Expected real estate depreciation		2.91
Expected adjustments for unconsolidated joint ventures		0.02
Expected income allocated to common units		0.17
Expected FFO per share - diluted		$3.15 to $3.45

"Same Property" Communities
Number of Units		42,670
2008 Base Net Operating Income		$334 million
Total Revenue Growth		(0.50%) to (2.50%)
Revenue Growth excluding revenue attributable to ancillary income initiatives (a)		(2.00%) to (4.00%)
Total Expense Growth		5.00% to 6.25%
Expense Growth excluding expenses related to ancillary income initiatives (b)		3.10% to 4.35%
Net Operating Income Growth		(4.50%) to (7.50%)
Physical Occupancy		93.3%
∙ Impact from 1.0% change in NOI Growth is approximately $0.06 / share

Acquisitions/Dispositions
Dispositions (Communities Held for Sale at 12/31/08)		$25 to $30 million
Future Dispositions Volume		$0 to $100 million
Future Acquisitions Volume (consolidated on balance sheet)		$0 to $100 million
Future Acquisitions Volume (joint venture)		$0 to $200 million

Development
Development Starts (consolidated on balance sheet)		$0 to $100 million
Development Starts (joint venture)		$0 to $100 million
2009 Incremental FFO Accretion vs. 2008 for Developments Stabilized in 2008 (consolidated on balance sheet)		$2 million
2009 Incremental FFO Accretion vs. 2008 for Current Developments (consolidated on balance sheet)		$4 to $5 million
2009 Incremental FFO Dilution vs. 2008 from Impaired Assets (excludes 2008 impairment loss on land)		($6 million)
2009 Incremental FFO Accretion vs. 2008 for Current Developments (joint venture)		$3 million

Capitalized Maintenance Expenditures		$25 to $30 million

Non-Property Income
Non-Property Income, Net		$4 to $6 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and Administrative and Property Management Expense		$48 to $52 million
Anticipated 1Q2009 Severance Charge		$1 million

Debt
Capitalized Interest		$9 to $11 million
Expensed Interest		$126 to $134 million
30 Day LIBOR (average)		0.70%

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

(a) Excludes revenue earned from Perfect Connection (Camden's bulk cable program) and Valet Waste (Camden's door to door trash collection program).
(b) Excludes expenses associated with Perfect Connection (Camden's bulk cable program) and Valet Waste (Camden's door to door trash collection program).

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
Net income (loss)	($34,909)	$80,976	$70,973	$148,457
Real estate depreciation and amortization from continuing operations	42,403	39,247	168,264	154,140
Real estate depreciation from discontinued operations	-	1,287	2,745	6,924
Adjustments for unconsolidated joint ventures	1,960	982	7,103	4,934
Income from continuing operations allocated to common units	573	1,444	3,617	4,279
Income from discontinued operations allocated to common units	-	8,509	-	13,517
(Gain) loss on sale of operating properties, net of taxes	-	-	(2,929)	1,184
(Gain) loss on sale of discontinued operations	77	(75,306)	(80,188)	(106,282)
Funds from operations - diluted	$10,104	$57,139	$169,585	$227,153

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	55,401	57,613	55,272	59,125
FFO diluted	58,398	60,597	58,528	62,120

Net income per common share - diluted	($0.63)	$1.41	$1.28	$2.51
FFO per common share - diluted	$0.17	$0.94	$2.90	$3.66

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

	1Q09 Range		2009 Range
	Low	High	Low	High

Expected net income per share - diluted	$0.02	$0.06	$0.05	$0.35
Expected real estate depreciation	0.73	0.73	2.91	2.91
Expected adjustments for unconsolidated joint ventures	0.01	0.01	0.02	0.02
Expected income allocated to common units	0.04	0.04	0.17	0.17
Expected FFO per share - diluted	$0.80	$0.84	$3.15	$3.45

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)
(Unaudited)
Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
Net income	($34,909)	$80,976	$70,973	$148,457
Fee and asset management income	(2,274)	(1,722)	(9,167)	(8,293)
Sale of technology investments	-	-	-	(623)
Interest and other income	(1,077)	(4,047)	(4,736)	(8,804)
Income (loss) on deferred compensation plans	13,713	1,120	33,443	(7,282)
Property management expense	4,722	4,437	19,910	18,413
Fee and asset management expense	1,435	1,150	6,054	4,552
General and administrative expense	7,699	8,514	31,586	32,590
Interest expense	33,702	31,350	132,399	115,753
Depreciation and amortization	43,300	40,068	171,814	157,297
Amortization of deferred financing costs	837	949	2,958	3,661
Expense (benefit) on deferred compensation plans	(13,713)	(1,120)	(33,443)	7,282
(Gain) loss on sale of properties, including land	-	-	(2,929)	-
Gain on early retirement of debt	(8,828)	-	(13,566)	-
Equity in income (loss) of joint ventures	483	(454)	1,265	(1,526)
Impairment loss on land	51,323	1,447	51,323	1,447
Distributions on perpetual preferred units	1,750	1,750	7,000	7,000
Income allocated to common units and other minority interests	652	1,374	4,052	4,729
Income tax expense	327	478	843	3,052
Income from discontinued operations	(543)	(2,431)	(4,480)	(13,214)
Gain (loss) on sale of discontinued operations	77	(76,063)	(80,198)	(107,039)
Income from discontinued operations allocated to common units	-	8,509	-	13,517
Net Operating Income (NOI)	$98,676	$96,285	$385,101	$370,969

"Same Property" Communities	$76,823	$79,059	$310,231	$311,459
Non-"Same Property" Communities	10,969	9,170	40,085	30,007
Development and Lease-Up Communities	2,649	(47)	3,750	(59)
Redevelopment Communities	7,234	6,521	27,704	25,474
Dispositions / Other	1,001	1,582	3,331	4,088
Net Operating Income (NOI)	$98,676	$96,285	$385,101	$370,969

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
Net income	($34,909)	$80,976	$70,973	$148,457
Interest expense	33,702	31,592	132,865	116,751
Amortization of deferred financing costs	837	949	2,958	3,661
Depreciation and amortization	43,300	40,068	171,814	157,297
Distributions on perpetual preferred units	1,750	1,750	7,000	7,000
Income allocated to common units and other minority interests	652	1,374	4,052	4,729
Income tax expense	327	478	843	3,052
Real estate depreciation and amortization from discontinued operations	-	1,294	2,762	6,955
(Gain) loss on sale of properties, including land	-	-	(2,929)	-
Gain on early retirement of debt	(8,828)	-	(13,566)	-
Equity in income (loss) of joint ventures	483	(454)	1,265	(1,526)
Impairment loss on land	51,323	1,447	51,323	1,447
Gain (loss) on sale of discontinued operations	77	(76,063)	(80,198)	(107,039)
Income from discontinued operations allocated to common units	-	8,509	-	13,517
EBITDA	$88,714	$91,920	$349,162	$354,301

CAMDEN				OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB+	Negative
	Fitch	BBB+	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q1 '09	Q2 '09	Q3 '09	Q4 '09
Earnings release & conference call		Early May	Early Aug	Late Oct	Early Feb

Dividend Information - Common Shares:		Q1 '08	Q2 '08	Q3 '08	Q4 '08
Declaration Date		03/14/08	06/16/08	09/15/08	11/24/08
Record Date		03/31/08	06/30/08	09/30/08	12/04/08
Payment Date		04/17/08	07/17/08	10/17/08	01/02/09
Distributions Per Share		$0.70	$0.70	$0.70	$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN						COMMUNITY TABLE
					Community Statistics as of 12/31/08

(Unaudited)							4Q08 Avg
			Year Placed	Average	Apartment	4Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	94%	813	1.03
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	89%	768	0.73
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	930	0.87
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	94%	796	0.86
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	986	0.95
Camden Sierra (1)	Peoria	AZ	1997	925	288	87%	740	0.80
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	751	0.86
Camden Vista Valley	Mesa	AZ	1986	923	357	88%	689	0.75
TOTAL ARIZONA	8	Properties		951	2,433	92%	818	0.86

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	1,640	1.63
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,006	2.06
Camden Main and Jamboree (1) (2)	Irvine	CA	2008	1,011	290	Lease-up	1,844	1.82
Camden Martinique	Costa Mesa	CA	1986	794	714	94%	1,398	1.76
Camden Parkside (1)	Fullerton	CA	1972	836	421	92%	1,300	1.55
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,574	1.77
Total Los Angeles/Orange County	6	Properties		904	2,481	94%	1,612	1.78

Camden Old Creek	San Marcos	CA	2007	1,037	350	90%	1,589	1.53
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	92%	1,561	1.62
Camden Tuscany	San Diego	CA	2003	896	160	96%	1,937	2.16
Camden Vineyards	Murrieta	CA	2002	1,053	264	88%	1,259	1.20
Total San Diego/Inland Empire	4	Properties		995	1,196	91%	1,553	1.56

TOTAL CALIFORNIA	10	Properties		934	3,677	93%	1,593	1.71

Camden Caley	Englewood	CO	2000	925	218	94%	930	1.00
Camden Centennial	Littleton	CO	1985	744	276	92%	701	0.94
Camden Denver West (1)	Golden	CO	1997	1,015	320	93%	1,092	1.08
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,102	0.96
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,061	1.04
Camden Lakeway	Littleton	CO	1997	932	451	93%	921	0.99
Camden Pinnacle	Westminster	CO	1985	748	224	90%	699	0.93
TOTAL COLORADO	7	Properties		949	2,171	94%	946	1.00

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	96%	1,368	1.29
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,239	1.18
Camden College Park (1) (2)	College Park	MD	2008	942	508	Lease-up	1,614	1.71
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	94%	1,473	1.39
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,526	1.63
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,513	1.52
Camden Grand Parc	Washington	DC	2002	674	105	97%	2,174	3.22
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,268	1.26
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	88%	1,589	1.55
Camden Monument Place	Fairfax	VA	2007	856	368	92%	1,413	1.65
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	Lease-up	1,931	2.31
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,218	2.59
Camden Russett	Laurel	MD	2000	992	426	96%	1,333	1.34
Camden Silo Creek	Ashburn	VA	2004	975	284	94%	1,227	1.26
Camden Summerfield (2)	Landover	MD	2008	957	291	Lease-up	1,555	1.63
Camden Westwind	Ashburn	VA	2006	1,036	464	96%	1,240	1.20
TOTAL DC METRO	16	Properties		968	5,702	95%	1,485	1.53

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,364	1.23
Camden Brickell	Miami	FL	2003	937	405	97%	1,454	1.55
Camden Doral	Miami	FL	1999	1,120	260	97%	1,473	1.32
Camden Doral Villas	Miami	FL	2000	1,253	232	99%	1,542	1.23
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	91%	1,700	1.63
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,286	1.07
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	94%	1,316	1.18
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,440	1.31

Camden Club	Longwood	FL	1986	1,077	436	94%	868	0.81
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	992	0.92
Camden Lago Vista	Orlando	FL	2005	955	366	94%	923	0.97
Camden Landings	Orlando	FL	1983	748	220	92%	708	0.95
Camden Lee Vista	Orlando	FL	2000	937	492	93%	869	0.93
Camden Orange Court (2)	Orlando	FL	2008	812	261	Lease-up	1,249	1.56
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	820	0.91
Camden Reserve	Orlando	FL	1990/1991	824	526	92%	759	0.92
Camden World Gateway	Orlando	FL	2000	979	408	90%	1,004	1.03
Total Orlando	9	Properties		928	3,557	93%	893	0.96

CAMDEN							COMMUNITY TABLE
					Community Statistics as of 12/31/08

(Unaudited)							4Q08 Avg.
			Year Placed	Average	Apartment	4Q08 Avg	Market Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	93%	833	0.88
Camden Bay Pointe	Tampa	FL	1984	771	368	93%	701	0.91
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	724	0.97
Camden Citrus Park	Tampa	FL	1985	704	247	91%	679	0.96
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	92%	688	0.94
Camden Lakeside	Brandon	FL	1986	729	228	94%	728	1.00
Camden Live Oaks	Tampa	FL	1990	1,093	770	93%	775	0.71
Camden Preserve	Tampa	FL	1996	942	276	94%	1,040	1.10
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	886	0.87
Camden Royal Palms	Brandon	FL	2006	1,017	352	92%	911	0.90
Camden Westshore	Tampa	FL	1986	728	278	93%	817	1.12
Camden Woods	Tampa	FL	1986	1,223	444	93%	826	0.68
Total Tampa/St. Petersburg	12	Properties		897	5,503	93%	787	0.88

TOTAL FLORIDA	28	Properties		951	11,580	94%	962	1.01

Camden Brookwood	Atlanta	GA	2002	912	359	94%	992	1.09
Camden Dunwoody	Atlanta	GA	1997	1,007	324	94%	921	0.91
Camden Deerfield	Alpharetta	GA	2000	1,187	292	92%	944	0.79
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,022	1.09
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	875	0.85
Camden River	Duluth	GA	1997	1,103	352	93%	875	0.79
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	94%	849	0.74
Camden St. Clair	Atlanta	GA	1997	999	336	96%	940	0.94
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	91%	769	0.76
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	91%	777	0.67
TOTAL GEORGIA	10	Properties		1,042	3,202	93%	898	0.86

Camden Brookside (1)	Louisville	KY	1987	732	224	96%	634	0.87
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	664	0.89
Camden Oxmoor (1)	Louisville	KY	2000	903	432	95%	795	0.88
Camden Prospect Park (1)	Louisville	KY	1990	916	138	98%	742	0.81
TOTAL KENTUCKY	4	Properties		820	1,194	96%	715	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	95%	699	0.84
Total Kansas City	1	Property		834	596	95%	699	0.84

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	91%	634	0.74
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	95%	848	1.02
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	94%	756	0.80
Camden Westchase (1)	St. Louis	MO	1986	945	160	97%	841	0.89
Total St. Louis	4	Properties		896	1,447	94%	747	0.83

TOTAL MISSOURI	5	Properties		878	2,043	94%	733	0.84

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	865	0.92
Camden Breeze	Las Vegas	NV	1989	846	320	93%	844	1.00
Camden Canyon	Las Vegas	NV	1995	987	200	95%	987	1.00
Camden Commons	Henderson	NV	1988	936	376	92%	881	0.94
Camden Cove	Las Vegas	NV	1990	898	124	98%	848	0.95
Camden Del Mar	Las Vegas	NV	1995	986	560	92%	1,034	1.05
Camden Fairways	Henderson	NV	1989	896	320	95%	1,008	1.13
Camden Hills	Las Vegas	NV	1991	439	184	95%	618	1.41
Camden Legends	Henderson	NV	1994	792	113	94%	904	1.14
Camden Palisades	Las Vegas	NV	1991	905	624	93%	879	0.97
Camden Pines (1)	Las Vegas	NV	1997	982	315	96%	934	0.95
Camden Pointe	Las Vegas	NV	1996	983	252	95%	899	0.91
Camden Summit (1)	Henderson	NV	1995	1,187	234	96%	1,212	1.02
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	94%	992	0.95
Camden Vintage	Las Vegas	NV	1994	978	368	93%	831	0.85
Oasis Bay (1)	Las Vegas	NV	1990	876	128	96%	888	1.01
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	93%	883	0.90
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	94%	771	0.88
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	93%	930	0.81
Oasis Island (1)	Las Vegas	NV	1990	901	118	94%	721	0.80
Oasis Landing (1)	Las Vegas	NV	1990	938	144	94%	808	0.86
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	92%	867	0.84
Oasis Palms (1)	Las Vegas	NV	1989	880	208	91%	813	0.92
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	95%	800	0.86
Oasis Place (1)	Las Vegas	NV	1992	440	240	93%	602	1.37
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	85%	546	1.40
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	94%	925	1.00
Oasis Springs (1)	Las Vegas	NV	1988	838	304	92%	743	0.89
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	93%	857	0.74
TOTAL NEVADA	29	Properties		903	8,016	93%	866	0.96

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 12/31/08

(Unaudited)							4Q08 Avg
			Year Placed	Average	Apartment	4Q08 Avg	Market Rental Rates
Comunity Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	91%	869	0.83
Camden Cotton Mills	Charlotte	NC	2002	905	180	93%	1,262	1.40
Camden Dilworth	Charlotte	NC	2006	857	145	94%	1,209	1.41
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	821	0.79
Camden Forest	Charlotte	NC	1989	703	208	91%	614	0.87
Camden Foxcroft (3)	Charlotte	NC	1979	940	156	90%	778	0.83
Camden Grandview	Charlotte	NC	2000	1,057	266	92%	1,364	1.29
Camden Habersham	Charlotte	NC	1986	773	240	94%	650	0.84
Camden Park Commons	Charlotte	NC	1997	861	232	89%	687	0.80
Camden Pinehurst	Charlotte	NC	1967	1,147	407	91%	773	0.67
Camden Sedgebrook	Charlotte	NC	1999	972	368	94%	792	0.81
Camden Simsbury	Charlotte	NC	1985	874	100	95%	764	0.87
Camden South End Square	Charlotte	NC	2003	882	299	92%	1,109	1.26
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	932	0.85
Camden Touchstone	Charlotte	NC	1986	899	132	95%	760	0.85
Total Charlotte	15	Properties		961	3,574	92%	892	0.93

Camden Crest	Raleigh	NC	2001	1,013	438	93%	762	0.75
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	92%	840	0.80
Camden Lake Pine	Apex	NC	1999	1,066	446	93%	789	0.74
Camden Manor Park	Raleigh	NC	2006	966	484	94%	825	0.85
Camden Overlook	Raleigh	NC	2001	1,060	320	94%	869	0.82
Camden Reunion Park	Apex	NC	2000/2004	972	420	91%	671	0.69
Camden Westwood	Morrisville	NC	1999	1,027	354	92%	753	0.73
Total Raleigh	7	Properties		1,017	2,704	93%	782	0.77

TOTAL NORTH CAROLINA	22	Properties		985	6,278	93%	845	0.86

Camden Valleybrook	Chadds Ford	PA	2002	992	352	96%	1,279	1.29
TOTAL PENNSYLVANIA	1	Property		992	352	96%	1,279	1.29

Camden Cedar Hills (2)	Austin	TX	2008	911	208	Lease-up	989	1.09
Camden Gaines Ranch	Austin	TX	1997	955	390	93%	992	1.04
Camden Huntingdon	Austin	TX	1995	903	398	95%	762	0.84
Camden Laurel Ridge	Austin	TX	1986	702	183	93%	617	0.88
Camden Ridgecrest	Austin	TX	1995	855	284	95%	689	0.81
Camden South Congress (1)	Austin	TX	2001	975	253	92%	1,357	1.39
Camden Stoneleigh	Austin	TX	2001	908	390	94%	872	0.96
Total Austin	7	Properties		899	2,106	94%	896	1.00

Camden Breakers	Corpus Christi	TX	1996	868	288	93%	895	1.03
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	93%	659	0.85
Camden Miramar (4)	Corpus Christi	TX	1994-2004	482	778	99%	871	1.81
Total Corpus Christi	3	Properties		632	1,410	93%	824	1.30

Camden Addison (1)	Addison	TX	1996	942	456	95%	845	0.90
Camden Buckingham	Richardson	TX	1997	919	464	93%	813	0.88
Camden Centreport	Ft. Worth	TX	1997	911	268	91%	788	0.87
Camden Cimarron	Irving	TX	1992	772	286	94%	801	1.04
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	921	0.99
Camden Gardens	Dallas	TX	1983	652	256	94%	565	0.87
Camden Glen Lakes	Dallas	TX	1979	877	424	92%	792	0.90
Camden Legacy Creek	Plano	TX	1995	831	240	95%	823	0.99
Camden Legacy Park	Plano	TX	1996	871	276	94%	862	0.99
Camden Oasis	Euless	TX	1986	548	602	89%	523	0.95
Camden Springs	Dallas	TX	1987	713	304	91%	583	0.82
Camden Valley Creek	Irving	TX	1984	855	380	95%	671	0.78
Camden Valley Park (3)	Irving	TX	1986	743	516	86%	688	0.92
Camden Valley Ridge	Irving	TX	1987	773	408	92%	596	0.77
Camden Westview	Lewisville	TX	1983	697	335	93%	629	0.90
Total Dallas/Ft. Worth	15	Properties		808	6,119	93%	737	0.91

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 12/31/08

(Unaudited)								4Q08 Avg
				Year Placed	Average	Apartment	4Q08 Avg	Market Rental Rates
Community Name		City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Camden Baytown	Baytown	TX	1999	844	272	97%	892	1.06
	Camden City Centre	Houston	TX	2007	932	379	95%	1,376	1.48
	Camden Creek	Houston	TX	1984	639	456	92%	590	0.92
	Camden Greenway	Houston	TX	1999	861	756	96%	1,037	1.21
	Camden Holly Springs (1)	Houston	TX	1999	934	548	95%	907	0.97
	Camden Midtown	Houston	TX	1999	844	337	98%	1,199	1.42
	Camden Oak Crest	Houston	TX	2003	870	364	95%	830	0.95
	Camden Park (1)	Houston	TX	1995	866	288	98%	797	0.92
	Camden Plaza (1)	Houston	TX	2007	915	271	95%	1,386	1.52
	Camden Royal Oaks	Houston	TX	2006	923	236	88%	1,043	1.13
	Camden Steeplechase	Houston	TX	1982	748	290	94%	636	0.85
	Camden Stonebridge	Houston	TX	1993	845	204	97%	848	1.00
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	94%	859	0.93
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,153	1.34
	Camden West Oaks (5)	Houston	TX	1982	726	671	96%	574	0.79
	Camden Whispering Oaks (2)	Houston	TX	2008	934	274	Lease-up	982	1.05
	Total Houston	16	Properties		847	6,620	96%	943	1.11

	TOTAL TEXAS	41	Properties		821	16,255	94%	849	1.03

TOTAL PROPERTIES		181	Properties		915	62,903	94%	$973	$1.06

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of December 31, 2008 are excluded from total occupancy numbers.
(3)	Communities under redevelopment during 4Q08 are excluded from total occupancy numbers.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.
(5)	Communities held for sale as of December 31, 2008.